UNITED STATES
                  SECURITIES AND  EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM  8-K

                          CURRENT  REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)   May  6, 2005
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                          MacDermid,  Incorporated
                          ------------------------
       (Exact  name  of  registrant  as  specified  in  its  charter)

          Connecticut             1-13889        06-0435750
          -----------            ---------       ----------
(State or other jurisdiction   (Commission     (I.R.S.  Employer
     of incorporation )        File Number)   Identification  No.)

1401 Blake Street, Denver, Colorado                  80202
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(Address  of  principal  executive  offices)        (Zip  Code)

Registrant's telephone number, including area code: (720) 479-3060
                                                    --------------

None
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(Former name, former address and former fiscal year, if changed since last report.



ITEM 1.01. Entry into a Material Definitive Agreement
THE BOARD OF DIRECTORS APPROVED AN AMENDMENT TO THE MACDERMID INCORPORATED SPECIAL STOCK PURCHASE PLAN ON MAY 6, 2005. THE AMENDMENT IS ATTACHED AS EXHIBIT
99.1  HERETO.